UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2016

Date of reporting period :	May 1, 2015 — April 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PMVAX

Putnam Multi-Cap Value Fund

Annual report
4 | 30 | 16

A world of investing.®

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Multi-Cap Value
Fund

Annual report
4 | 30 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Financial statements	18

Federal tax information	38

About the Trustees	39

Officers	41

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets appear to have hit a soft patch, as demonstrated by sluggish gross domestic product (GDP) growth in the first quarter, a lull in jobs expansion, and a continued slowdown in consumer spending. Moreover, corporate earnings have been tepid, leading the stock market to lose some of the momentum it showed from mid-February through the end of March.

Overseas, we believe that many potential headwinds exist. These include political pressures in the European Union and disappointing policy measures in Japan, as well as continuing unsteady growth in many emerging markets.

Despite the recent slowdown, we think the underpinnings of the U.S. economy remain strong. Unemployment remains at multiyear lows and, while first-quarter GDP expansion was weak, the U.S. economy continues to improve on the basis of generally strong fundamentals. Housing is a bright spot in the economy, boosted by low interest rates and robust demand as more Americans find work.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended April 30, 2016, as well as an outlook for the coming months.

It may be a good time to consult your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

As always, thank you for investing with Putnam.

About the fund

Seeking undervalued companies before their potential is recognized

Hidden opportunities and flexibility are key ingredients in the strategy of Putnam Multi-Cap Value Fund. The fund's manager looks for investment potential in stocks that are currently out of favor with investors. Introduced in 1999 as Putnam Mid Cap Value Fund, the fund now has the flexibility to invest in a wider range of companies under its multi-cap value investment mandate.

The fund can invest in small companies that are in their emerging or expansionary phases, and these companies can remain in the fund's portfolio even as they grow larger. Historically, investing in stocks of smaller companies comes with the risk of greater price fluctuations. Combining small-cap and mid-cap stocks with those of larger, more established companies provides a more diversified approach to help manage those risks.

The fund is managed in the value style, which means the manager seeks stocks that he believes are attractively priced in relation to the company's earnings and growth potential. A stock price may be low because the company is being underestimated or because its industry is in the midst of a downturn. Often, companies in the portfolio are undergoing changes that may lift their stock prices, such as restructuring, introduction of new products, or streamlining of operations to cut costs.

Supported by a team of research analysts, the fund's manager uses his stock-picking expertise and Putnam resources to identify opportunities. Putnam's analysts generate independent research and visit regularly with companies, seeking information that has not already factored into stock prices.

Putnam Multi-Cap Value Fund holdings have spanned industries over time.

2000

Comerica

Financial services company with bank locations in several U.S. states

2001

Maytag

Manufacturer of kitchen and laundry appliances

2002

Kellogg

Leading producer of cereal and convenience foods

2004

Burlington Northern Santa Fe

Provider of railroad transportation services in North America

2007

McAfee

Provider of software security and services

2015

The TJX Companies

An off-price apparel and home fashions retailer

2 Multi-Cap Value Fund

Multi-cap investing at Putnam

Putnam's suite of multi-cap equity funds is designed to provide a streamlined approach to investing across the broad universe of U.S. stocks. Each fund invests with a specific style and has the flexibility to invest in companies of all sizes.

The fund managers can select stocks from across their style universe, regardless of company size. The managers can own stocks throughout a company's entire growth cycle, without capitalization restraints that might force them to sell holdings that get too large, or that would prevent them from taking advantage of certain attractively priced stocks.

Supported by a strong research team, the managers use their stock-picking expertise to identify opportunities and manage risk.

Putnam Multi-Cap Growth Fund targets stocks of companies that are believed to offer above-average growth potential and long-term capital appreciation.

Putnam Multi-Cap Value Fund targets companies whose stocks Putnam believes are priced below their long-term potential, and where there may be a catalyst for positive change. The fund's primary objective is capital appreciation, and, secondarily, current income.

Putnam Multi-Cap Core Fund uses a blend strategy, investing in both growth stocks and value stocks, seeking capital appreciation for investors.

Identified holdings were held during the year indicated; holdings will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund's returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 20–23.

Multi-Cap Value Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Multi-Cap Value Fund

Interview with your fund’s portfolio manager

How would you describe the investment environment for the 12 - month reporting period ended April 30, 2016?

A number of concerns kept investors guessing over the past 12 months, with heightened anxiety about the slow growth trajectories of the U.S. and global economies. This was especially highlighted by the sluggish performance of many of the more economically sensitive sectors of the world’s economy. In the energy sector, for example, oil prices plummeted in the early fall of 2015, reflecting both a glut of supply and a dearth of demand during a period of slowing global growth. Energy was the weakest-performing sector in the Russell 3000 Value Index, which represents a broad range of U.S.-listed companies whose price and growth characteristics put them in the value segment.

Questions about the growth trajectory of the Chinese economy and the missteps taken by its government to try to manage economic growth also cast a shadow over the global markets during the period.

In addition, investors grappled with uncertainties around the U.S. Federal Reserve’s much-anticipated move to raise short-term interest rates. Early in 2015, the Fed had signaled its intention to begin normalizing interest rates in step with improvements in the U.S. economy, but the actual move to raise rates didn’t occur until mid-December. During this nearly yearlong interval, investors

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/16. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Multi-Cap Value Fund	5

grew concerned about the slow pace of economic growth in the United States, and this was reflected in the ongoing volatility of U.S. stocks. Another concern disrupted segments of the health-care sector when political campaign rhetoric about high drug prices took place and had a dampening effect on the stock prices of many companies in the biotechnology and pharmaceutical industries.

The wide range of investor concerns made it difficult for the market to advance during the period. In general, large-cap value stocks performed best during the period, posting a small gain, while small- and micro-cap stocks lost ground.

How did the fund perform against this challenging backdrop?

Putnam Multi-Cap Value Fund produced a return of –3.21% and underperformed its benchmark, the Russell 3000 Value Index, which returned –0.68%. Perhaps most responsible for this relative underperformance was the fund’s exposure to the lower end of the market-capitalization scale. Smaller-cap value stocks significantly underperformed their larger counterparts, indicating that investors tend to gravitate toward the more stable, higher-capitalization stocks when markets turn volatile. The fund’s overweight versus the benchmark in its allocation to smaller-cap stocks, coupled with some inopportune security selection in this area, had the largest negative effect on the fund. The fund tends to focus on the smaller end of the capitalization range because over time we believe we can generate better returns from this less efficient segment of the market.

Security selection in the energy, financials, industrials, and utilities sectors accounted for the biggest detractors from relative performance. Contributing to the fund’s relative performance was its substantial underweight exposure to the energy sector as well as solid

Allocations are shown as a percentage of the fund’s net assets as of 4/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6	Multi-Cap Value Fund

security selection within the more defensive consumer staples sector.

Which individual holdings or strategies were notable detractors during the 12 - month reporting period?

Relative performance was hurt, to a degree, by our decision not to hold some of the mega-cap stocks in the benchmark. For example, the fund held no positions in General Electric, Johnson & Johnson, or AT&T —large-cap stocks that would have helped portfolio performance during the volatility of the past year. The fund did, however, hold overweight positions in a handful of other stocks that simply did not perform well during the period.

The largest single detractor from relative performance was NorthStar Realty Finance, a New York-based real estate investment trust [REIT] that was selling some of its holdings to deleverage its balance sheet. Many investors sold the stock on concerns about the company’s debt levels and the slower-than-expected pace of its divestitures. We still like NorthStar’s long-term growth prospects and continue to hold the stock in the fund.

The second- and third-best performers were small-cap stocks in the energy sector — EP Energy and Whiting Petroleum, both exploration and production companies. Plummeting oil prices resulted in significant debt on their balance sheets, and their stock prices suffered substantially. We liquidated the fund’s position in EP Energy, but maintain a small position in Whiting.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Multi-Cap Value Fund	7

Which stocks or strategies helped the fund’s relative performance during the reporting period?

The most notable contributor to the fund’s performance versus the benchmark was Alere, a leader in the rapid point-of-care diagnostics industry. We acquired the stock in the fund a few years ago as a long-term investment. With a recent management change, Alere turned around what had previously been a somewhat weak performance. During the period, global health-care company Abbott Laboratories announced its plans to acquire Alere at what we believed to be an attractive premium. The fund’s overweight position in the stock benefited substantially as a result. Alere was sold off by period end.

Another strong contributor was the fund’s position in Coca-Cola Enterprises, a bottler and distributor of Coke products in Europe. During the period, Coca-Cola Enterprises reached agreements to acquire two other Coke bottlers in Western Europe, solidifying its position as the region’s leader in the space, creating potential operational efficiencies, and propelling its stock price higher. As an out-of-benchmark position, this stock was particularly helpful to relative performance when it was liquidated from the portfolio during the period.

Coty, an American beauty products company, also helped the fund’s relative performance. Coty gained a fair amount of investor enthusiasm during the period as the company and its new management team began to generate greater free cash flow and announced to the market its intention to grow revenues through strategic acquisitions. Coty shares had previously been trading at a deep discount, and it appreciated significantly around market excitement surrounding its new strategic vision. Aerospace contractor Northrop Grumman, a long-term holding of the fund, was another solid contributor to relative

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	Multi-Cap Value Fund

performance. Like many of the U.S. defense contractors, Northrop was the beneficiary of loosening strings on the federal defense budget. Its stock price also rose on the back of an aggressive stock buy-back program by the company.

What is your outlook for equities as we head into the back half of 2016?

Looking ahead, I think it is difficult to make the case that stocks are significantly inexpensive. In fact, investors are now paying a significant premium for “safe” stocks.

My baseline outlook is that while the U.S. economy is moving slowly, it is not going into recession. I also believe that the Fed will keep interest rates lower for longer than some anticipate.

While I’m concerned about the amount of stimulus currently propping up many global economies and how potentially inflationary that may be, I think it is premature to begin trying to remove that stimulus. The stimulus will have to end eventually, of course, but for now I think we’re on a steady-as-she-goes growth trajectory.

Thank you, Jim, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager James A. Polk has an M.B.A. from Babson College and a B.A. from Colby College. He joined Putnam in 1998 and has been in the investment industry since 1994.

IN THE NEWS

Today’s bull market, which rose from the ashes of the Great Recession more than seven years ago, recently marked a major milestone. Although the market’s path has at times been volatile, the general upswing in U.S. stocks officially became the second-longest-running bull market in history on the final trading day of April 2016. A bull market is typically defined as a rally of 20% or more off a recent market low. From the trough of the market on March 9, 2009, through April 29, 2016, the S&P 500 Index rose 255%. At 2,608 days old, this up market for stocks still has a long way to go to catch the longest-running bull market on record, which lasted from 1987 to 2000 — 4,494 days — and delivered a whopping 844% return. Today’s record bull has been fed by low interest rates, positive momentum, and historically high levels of monetary and fiscal support from central banks worldwide.

Multi-Cap Value Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.67%	9.27%	9.42%	9.42%	8.85%	8.85%	9.12%	8.89%	9.40%	9.90%

10 years	81.63	71.19	74.95	74.95	68.50	68.50	72.66	66.62	77.20	86.38
Annual average	6.15	5.52	5.75	5.75	5.36	5.36	5.61	5.24	5.89	6.42

5 years	59.11	49.96	53.22	51.22	53.29	53.29	55.10	49.67	57.11	61.05
Annual average	9.73	8.44	8.91	8.62	8.92	8.92	9.17	8.40	9.46	10.00

3 years	37.78	29.85	34.72	31.72	34.76	34.76	35.72	30.97	36.84	38.82
Annual average	11.27	9.10	10.44	9.62	10.46	10.46	10.72	9.41	11.02	11.55

1 year	–3.21	–8.78	–3.94	–8.39	–3.91	–4.79	–3.68	–7.05	–3.45	–2.99

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 2% in the fifth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after five years.

10 Multi-Cap Value Fund

Comparative index returns For periods ended 4/30/16

		Lipper Multi-Cap Value
	Russell 3000 Value Index	Funds category average*

Annual average (life of fund)	6.19%	6.45%

10 years	72.12	66.49
Annual average	5.58	5.09

5 years	59.97	47.74
Annual average	9.85	8.03

3 years	30.72	26.38
Annual average	9.34	8.06

1 year	–0.68	–3.39

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/16, there were 308, 270, 238, 164, and 49 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $17,495 and $16,850, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $16,662. A $10,000 investment in the fund’s class R and Y shares would have been valued at $17,720 and $18,638, respectively.

Multi-Cap Value Fund	11

Fund price and distribution information For the 12-month period ended 4/30/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.181		$0.037	$0.065	$0.083		$0.121	$0.231

Capital gains

Long-term gains	1.058		1.058	1.058	1.058		1.058	1.058

Short-term gains	0.179		0.179	0.179	0.179		0.179	0.179

Total	$1.418		$1.274	$1.302	$1.320		$1.358	$1.468

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/15	$19.81	$21.02	$18.47	$18.40	$19.00	$19.69	$19.39	$19.84

4/30/16	17.72	18.80	16.44	16.35	16.95	17.56	17.33	17.74

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.60%	9.21%	9.35%	9.35%	8.78%	8.78%	9.06%	8.82%	9.34%	9.84%

10 years	82.58	72.08	75.72	75.72	69.33	69.33	73.59	67.51	78.08	87.34
Annual average	6.20	5.58	5.80	5.80	5.41	5.41	5.67	5.29	5.94	6.48

5 years	61.32	52.04	55.33	53.33	55.40	55.40	57.36	51.86	59.40	63.40
Annual average	10.04	8.74	9.21	8.92	9.22	9.22	9.49	8.71	9.77	10.32

3 years	36.43	28.58	33.43	30.43	33.47	33.47	34.39	29.69	35.46	37.55
Annual average	10.91	8.74	10.09	9.26	10.10	10.10	10.36	9.05	10.65	11.21

1 year	–6.22	–11.61	–6.93	–11.24	–6.91	–7.77	–6.65	–9.91	–6.41	–5.96

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12 Multi-Cap Value Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 4/30/15	1.07%	1.82%	1.82%	1.57%	1.32%	0.82%

Annualized expense ratio for
the six-month period ended
4/30/16*	1.09%	1.84%	1.84%	1.59%	1.34%	0.84%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/15 to 4/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.43	$9.15	$9.15	$7.91	$6.67	$4.19

Ending value (after expenses)	$1,003.90	$1,000.10	$1,000.10	$1,001.20	$1,002.80	$1,005.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Multi-Cap Value Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/16, use the following calculation method. To find the value of your investment on 11/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.47	$9.22	$9.22	$7.97	$6.72	$4.22

Ending value (after expenses)	$1,019.44	$1,015.71	$1,015.71	$1,016.96	$1,018.20	$1,020.69

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Multi-Cap Value Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 2% during the fifth year. After the fifth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Multi-Cap Value Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Multi-Cap Value Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Multi-Cap Value Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Multi-Cap Value Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Multi-Cap Value Fund (the fund), a series of Putnam Investment Funds, including the fund’s portfolio, as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Multi-Cap Value Fund as of April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 13, 2016

Multi-Cap Value Fund 19

The fund’s portfolio 4/30/16 (Unaudited)

COMMON STOCKS (94.3%)*	Shares	Value

Aerospace and defense (4.4%)
Honeywell International, Inc.	72,000	$8,227,440

L-3 Communications Holdings, Inc.	31,986	4,207,119

Northrop Grumman Corp.	30,600	6,311,556

18,746,115
Airlines (0.5%)
American Airlines Group, Inc.	63,600	2,206,284

2,206,284
Banks (10.6%)
BankUnited, Inc.	118,441	4,086,215

BNC Bancorp	104,700	2,341,092

Capital Bank Financial Corp. Class A	47,800	1,444,994

Citigroup, Inc.	132,000	6,108,960

Fifth Third Bancorp	100,400	1,838,324

First Republic Bank	102,300	7,193,736

JPMorgan Chase & Co.	106,500	6,730,800

Old National Bancorp S	154,600	2,071,640

PacWest Bancorp	196,800	7,868,064

Regions Financial Corp.	550,600	5,164,628

44,848,453
Beverages (1.4%)
Molson Coors Brewing Co. Class B	62,100	5,938,623

5,938,623
Capital markets (1.2%)
E*Trade Financial Corp. †	205,600	5,177,008

5,177,008
Chemicals (3.5%)
Axiall Corp.	285,500	6,723,525

Dow Chemical Co. (The)	131,317	6,908,587

Sherwin-Williams Co. (The)	4,600	1,321,626

14,953,738
Commercial services and supplies (1.9%)
Deluxe Corp.	49,800	3,126,444

Tyco International PLC	125,020	4,815,770

7,942,214
Containers and packaging (5.4%)
Graphic Packaging Holding Co.	424,200	5,633,376

Sealed Air Corp.	98,400	4,660,224

Silgan Holdings, Inc.	243,242	12,342,099

22,635,699
Diversified telecommunication services (1.7%)
Frontier Communications Corp. S	1,281,600	7,125,696

7,125,696
Electric utilities (2.1%)
Edison International	35,800	2,531,418

Entergy Corp.	30,025	2,257,280

Exelon Corp.	121,800	4,273,962

9,062,660
Electrical equipment (1.7%)
AMETEK, Inc.	153,475	7,380,613

		7,380,613

20 Multi-Cap Value Fund

COMMON STOCKS (94.3%)* cont.	Shares	Value

Energy equipment and services (1.2%)
Halliburton Co.	125,000	$5,163,750

5,163,750
Food products (2.4%)
JM Smucker Co. (The)	48,500	6,158,530

Nomad Foods, Ltd. (United Kingdom) †	168,200	1,369,148

Pinnacle Foods, Inc.	58,996	2,512,640

10,040,318
Health-care equipment and supplies (5.3%)
Becton Dickinson and Co.	37,000	5,966,620

Boston Scientific Corp. †	417,800	9,158,176

C.R. Bard, Inc.	26,200	5,558,854

OraSure Technologies, Inc. †	222,791	1,599,639

22,283,289
Health-care providers and services (1.2%)
MEDNAX, Inc. † S	71,400	5,090,106

5,090,106
Hotels, restaurants, and leisure (2.7%)
Marriott International, Inc./MD Class A S	57,300	4,016,157

Wynn Resorts, Ltd. S	82,500	7,284,750

11,300,907
Independent power and renewable electricity producers (1.8%)
NRG Energy, Inc.	497,700	7,515,270

7,515,270
Insurance (4.3%)
American International Group, Inc.	102,700	5,732,714

Hanover Insurance Group, Inc. (The)	40,300	3,456,128

Hartford Financial Services Group, Inc. (The)	203,234	9,019,525

18,208,367
IT Services (3.2%)
Computer Sciences Corp.	134,400	4,452,672

CSRA, Inc.	64,100	1,664,036

Fidelity National Information Services, Inc.	114,000	7,501,200

13,617,908
Leisure products (1.7%)
Brunswick Corp.	87,100	4,183,413

Vista Outdoor, Inc. †	64,891	3,113,470

7,296,883
Life sciences tools and services (1.1%)
Agilent Technologies, Inc.	115,100	4,709,892

4,709,892
Machinery (3.8%)
Snap-On, Inc.	79,300	12,630,903

Wabtec Corp.	38,928	3,228,299

15,859,202
Media (0.9%)
Regal Entertainment Group Class A S	177,360	3,697,956

3,697,956
Multi-utilities (0.9%)
Ameren Corp.	83,400	4,003,200

Oil, gas, and consumable fuels (5.8%)
Anadarko Petroleum Corp.	56,200	2,965,112

Apache Corp.	81,400	4,428,160

EOG Resources, Inc.	94,100	7,774,542

Multi-Cap Value Fund 21

COMMON STOCKS (94.3%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Gulfport Energy Corp. †	86,800	$2,716,840

Pioneer Natural Resources Co.	17,400	2,890,140

Scorpio Tankers, Inc.	326,000	2,040,760

Whiting Petroleum Corp. † S	143,400	1,720,800

24,536,354
Personal products (4.9%)
Avon Products, Inc.	1,729,633	8,146,571

Coty, Inc. Class A	246,400	7,490,560

Edgewell Personal Care Co.	60,300	4,948,821

20,585,952
Pharmaceuticals (4.1%)
Allergan PLC †	40,500	8,770,680

Endo International PLC †	85,500	2,308,500

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	116,400	6,337,980

17,417,160
Real estate investment trusts (REITs) (2.4%)
Host Hotels & Resorts, Inc.	126,600	2,002,812

NorthStar Realty Finance Corp.	645,550	8,256,585

10,259,397
Real estate management and development (0.8%)
RE/MAX Holdings, Inc. Class A	85,516	3,146,989

3,146,989
Road and rail (5.0%)
Genesee & Wyoming, Inc. Class A † S	115,200	7,500,672

Union Pacific Corp.	156,500	13,651,495

21,152,167
Semiconductors and semiconductor equipment (0.6%)
Micron Technology, Inc. †	228,500	2,456,375

2,456,375
Specialty retail (3.3%)
Advance Auto Parts, Inc.	17,900	2,794,190

Michaels Cos., Inc. (The) †	165,153	4,695,300

TJX Cos., Inc. (The)	82,600	6,262,732

13,752,222
Technology hardware, storage, and peripherals (1.3%)
HP, Inc.	437,400	5,366,898

5,366,898
Textiles, apparel, and luxury goods (1.2%)
Hanesbrands, Inc.	173,400	5,033,802

		5,033,802

Total common stocks (cost $340,721,630)		$398,511,467

CONVERTIBLE PREFERRED STOCKS (1.4%)*	Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.	7,451	$6,046,412

Total convertible preferred stocks (cost $7,628,525)		$6,046,412

SHORT-TERM INVESTMENTS (10.6%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.58% [d]	25,193,825	$25,193,825

Putnam Short Term Investment Fund 0.44% L	19,532,019	19,532,019

Total short-term investments (cost $44,725,844)		$44,725,844

TOTAL INVESTMENTS

Total investments (cost $393,075,999)		$449,283,723

22 Multi-Cap Value Fund

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2015 through April 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $422,810,436.

† This security is non-income-producing.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$41,081,770	$—	$—

Consumer staples	36,564,893	—	—

Energy	29,700,104	—	—

Financials	81,640,214	—	—

Health care	49,500,447	—	—

Industrials	73,286,595	—	—

Information technology	21,441,181	—	—

Materials	37,589,437	—	—

Telecommunication services	7,125,696	—	—

Utilities	20,581,130	—	—

Total common stocks	398,511,467	—	—

Convertible preferred stocks	$—	$6,046,412	$—

Short-term investments	19,532,019	25,193,825	—

Totals by level	$418,043,486	$31,240,237	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Value Fund 23

Statement of assets and liabilities 4/30/16

ASSETS

Investment in securities, at value, including $24,483,847 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $348,350,155)	$404,557,879
Affiliated issuers (identified cost $44,725,844) (Notes 1 and 5)	44,725,844

Dividends, interest and other receivables	234,444

Receivable for shares of the fund sold	314,982

Receivable for investments sold	6,306,800

Prepaid assets	28,116

Total assets	456,168,065

LIABILITIES

Payable to custodian	8,571

Payable for investments purchased	7,019,133

Payable for shares of the fund repurchased	473,256

Payable for compensation of Manager (Note 2)	185,596

Payable for custodian fees (Note 2)	7,322

Payable for investor servicing fees (Note 2)	127,949

Payable for Trustee compensation and expenses (Note 2)	137,415

Payable for administrative services (Note 2)	1,489

Payable for distribution fees (Note 2)	101,097

Collateral on securities loaned, at value (Note 1)	25,193,825

Other accrued expenses	101,976

Total liabilities	33,357,629

Net assets	$422,810,436

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$370,360,907

Undistributed net investment income (Note 1)	—

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(3,758,195)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	56,207,724

Total — Representing net assets applicable to capital shares outstanding	$422,810,436

(Continued on next page)

24 Multi-Cap Value Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($326,726,913 divided by 18,436,319 shares)	$17.72

Offering price per class A share (100/94.25 of $17.72)*	$18.80

Net asset value and offering price per class B share ($6,335,213 divided by 385,311 shares)**	$16.44

Net asset value and offering price per class C share ($26,861,011 divided by 1,643,113 shares)**	$16.35

Net asset value and redemption price per class M share ($4,146,929 divided by 244,639 shares)	$16.95

Offering price per class M share (100/96.50 of $16.95)*	$17.56

Net asset value, offering price and redemption price per class R share
($12,222,917 divided by 705,422 shares)	$17.33

Net asset value, offering price and redemption price per class Y share
($46,517,453 divided by 2,621,485 shares)	$17.74

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Value Fund 25

Statement of operations Year ended 4/30/16

INVESTMENT INCOME

Dividends (net of foreign tax of $23,746)	$7,588,256

Interest (including interest income of $45,124 from investments in affiliated issuers) (Note 5)	45,124

Securities lending (Note 1)	125,117

Total investment income	7,758,497

EXPENSES

Compensation of Manager (Note 2)	2,317,792

Investor servicing fees (Note 2)	848,690

Custodian fees (Note 2)	14,936

Trustee compensation and expenses (Note 2)	28,864

Distribution fees (Note 2)	1,251,193

Administrative services (Note 2)	11,665

Other	245,283

Fees waived and reimbursed by Manager (Note 2)	(4,973)

Total expenses	4,713,450

Expense reduction (Note 2)	(45,470)

Net expenses	4,667,980

Net investment income	3,090,517

Net realized gain on investments (Notes 1 and 3)	9,732,394

Net realized loss on foreign currency transactions (Note 1)	(2,727)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,307)

Net unrealized depreciation of investments during the year	(28,162,734)

Net loss on investments	(18,434,374)

Net decrease in net assets resulting from operations	$(15,343,857)

The accompanying notes are an integral part of these financial statements.

26 Multi-Cap Value Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/16	Year ended 4/30/15

Operations:
Net investment income	$3,090,517	$1,947,844

Net realized gain on investments
and foreign currency transactions	9,729,667	37,574,517

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(28,164,041)	3,497,001

Net increase (decrease) in net assets resulting
from operations	(15,343,857)	43,019,362

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(3,180,229)	(2,115,331)

Class B	(15,161)	—

Class C	(94,436)	—

Class M	(18,546)	(6,543)

Class R	(84,120)	(62,831)

Class Y	(470,946)	(238,742)

Net realized short-term gain on investments

Class A	(3,142,349)	(3,403,917)

Class B	(73,065)	(88,981)

Class C	(259,417)	(235,978)

Class M	(39,925)	(44,930)

Class R	(124,269)	(145,430)

Class Y	(364,657)	(277,858)

From net realized long-term gain on investments
Class A	(18,577,577)	(23,315,176)

Class B	(431,957)	(609,474)

Class C	(1,533,648)	(1,616,338)

Class M	(236,031)	(307,749)

Class R	(734,677)	(996,121)

Class Y	(2,155,891)	(1,903,190)

Increase from capital share transactions (Note 4)	26,367,825	35,455,809

Total increase (decrease) in net assets	(20,512,933)	43,106,582

NET ASSETS

Beginning of year	443,323,369	400,216,787

End of year (including undistributed net investment income
of $— and $811,989 respectively).	$422,810,436	$443,323,369

The accompanying notes are an integral part of these financial statements.

Multi-Cap Value Fund 27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
April 30, 2016	$19.81	.15	(.82)	(.67)	(.18)	(1.24)	(1.42)	—	$17.72	(3.21)	$326,727	1.07 [f]	.79 [f]	76
April 30, 2015	19.47	.10	1.99	2.09	(.13)	(1.62)	(1.75)	—	19.81	11.02	356,142	1.07	.52	86
April 30, 2014	15.27	.16	4.14	4.30	(.10)	—	(.10)	—	19.47	28.21	327,158	1.11	.88	77
April 30, 2013	13.26	.14	2.08	2.22	(.21)	—	(.21)	—	15.27	16.98	259,910	1.15	1.04	81
April 30, 2012	13.49	.04	(.22)	(.18)	(.05)	—	(.05)	— [e]	13.26	(1.28)	418,178	1.17	.32	82

Class B
April 30, 2016	$18.47	.01	(.76)	(.75)	(.04)	(1.24)	(1.28)	—	$16.44	(3.94)	$6,335	1.82 [f]	.08 [f]	76
April 30, 2015	18.27	(.04)	1.86	1.82	—	(1.62)	(1.62)	—	18.47	10.23	8,138	1.82	(.22)	86
April 30, 2014	14.36	.02	3.89	3.91	—	—	—	—	18.27	27.23	8,681	1.86	.13	77
April 30, 2013	12.48	.04	1.95	1.99	(.11)	—	(.11)	—	14.36	16.10	9,179	1.90	.34	81
April 30, 2012	12.74	(.05)	(.21)	(.26)	—	—	—	— [e]	12.48	(2.04)	11,422	1.92	(.45)	82

Class C
April 30, 2016	$18.40	— [d]	(.75)	(.75)	(.06)	(1.24)	(1.30)	—	$16.35	(3.91)	$26,861	1.82 [f]	.01 [f]	76
April 30, 2015	18.21	(.04)	1.85	1.81	—	(1.62)	(1.62)	—	18.40	10.21	24,125	1.82	(.24)	86
April 30, 2014	14.31	.02	3.88	3.90	—	—	—	—	18.21	27.25	21,011	1.86	.13	77
April 30, 2013	12.46	.05	1.94	1.99	(.14)	—	(.14)	—	14.31	16.12	15,532	1.90	.37	81
April 30, 2012	12.72	(.05)	(.21)	(.26)	—	—	—	— [e]	12.46	(2.04)	14,876	1.92	(.44)	82

Class M
April 30, 2016	$19.00	.05	(.78)	(.73)	(.08)	(1.24)	(1.32)	—	$16.95	(3.68)	$4,147	1.57 [f]	.27 [f]	76
April 30, 2015	18.74	—	1.91	1.91	(.03)	(1.62)	(1.65)	—	19.00	10.46	4,547	1.57	.02	86
April 30, 2014	14.71	.06	3.99	4.05	(.02)	—	(.02)	—	18.74	27.56	4,349	1.61	.38	77
April 30, 2013	12.80	.08	2.00	2.08	(.17)	—	(.17)	—	14.71	16.42	3,673	1.65	.62	81
April 30, 2012	13.04	(.02)	(.22)	(.24)	—	—	—	— [e]	12.80	(1.84)	3,750	1.67	(.19)	82

Class R
April 30, 2016	$19.39	.10	(.80)	(.70)	(.12)	(1.24)	(1.36)	—	$17.33	(3.45)	$12,223	1.32 [f]	.54 [f]	76
April 30, 2015	19.10	.05	1.95	2.00	(.09)	(1.62)	(1.71)	—	19.39	10.76	16,327	1.32	.26	86
April 30, 2014	14.98	.11	4.08	4.19	(.07)	—	(.07)	—	19.10	27.97	12,301	1.36	.63	77
April 30, 2013	13.03	.11	2.04	2.15	(.20)	—	(.20)	—	14.98	16.69	8,787	1.40	.86	81
April 30, 2012	13.27	.01	(.23)	(.22)	(.02)	—	(.02)	— [e]	13.03	(1.62)	8,819	1.42	.07	82

Class Y
April 30, 2016	$19.84	.17	(.80)	(.63)	(.23)	(1.24)	(1.47)	—	$17.74	(2.99)	$46,517	.82 [f]	.95 [f]	76
April 30, 2015	19.49	.15	2.00	2.15	(.18)	(1.62)	(1.80)	—	19.84	11.33	34,044.82		.76	86
April 30, 2014	15.28	.20	4.15	4.35	(.14)	—	(.14)	—	19.49	28.54	26,716.86		1.11	77
April 30, 2013	13.29	.18	2.08	2.26	(.27)	—	(.27)	—	15.28	17.28	15,724.90		1.36	81
April 30, 2012	13.53	.07	(.22)	(.15)	(.09)	—	(.09)	— [e]	13.29	(1.08)	15,357.92		.56	82

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Multi-Cap Value Fund	Multi-Cap Value Fund 29

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

30 Multi-Cap Value Fund

Notes to financial statements 4/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2015 through April 30, 2016.

Putnam Multi-Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation and, as a secondary objective, current income. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately five years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under

Multi-Cap Value Fund 31

Accounting Standards Codification 820 Fair Value Measurements and Disclosure s (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

32 Multi-Cap Value Fund

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $25,193,825 and the value of securities loaned amounted to $24,483,847.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontaxable dividends, and from a redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $39,068 to decrease undistributed net investment income, $4,677 to decrease paid-in capital and $43,745 to decrease accumulated net realized loss.

Multi-Cap Value Fund 33

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$68,823,038
Unrealized depreciation	(16,721,343)

Net unrealized appreciation	52,101,695
Undistributed long-term gain	347,838
Cost for federal income tax purposes	$397,182,028

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds, sponsored by Putnam Management (excluding net assets of funds that are invested in or invested in by other Putnam Funds to avoid double counting of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through August 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expense.  Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $4,973.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed

34 Multi-Cap Value Fund

an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$670,444	Class R	27,868

Class B	14,269	Class Y	77,793

Class C	49,934	Total	$848,690

Class M	8,382

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $771 under the expense offset arrangements and by $44,699 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $304, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$832,392	Class M	31,217

Class B	71,033	Class R	69,451

Class C	247,100	Total	$1,251,193

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $48,764 and $380 from the sale of class A and class M shares, respectively, and received $5,952 and $350 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $463 and no monies on class A and class M redemptions, respectively.

Multi-Cap Value Fund 35

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$302,701,546	$301,906,150

U.S. government securities (Long-term)	—	—

Total	$302,701,546	$301,906,150

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/16		Year ended 4/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	2,060,077	$37,830,178	2,649,444	$52,545,777

Shares issued in connection with
reinvestment of distributions	1,367,606	23,632,228	1,435,035	27,466,509

	3,427,683	61,462,406	4,084,479	80,012,286

Shares repurchased	(2,969,995)	(53,925,913)	(2,910,479)	(57,614,845)

Net increase	457,688	$7,536,493	1,174,000	$22,397,441

	Year ended 4/30/16		Year ended 4/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	103,192	$1,773,592	87,573	$1,623,466

Shares issued in connection with
reinvestment of distributions	30,625	492,444	37,189	665,675

	133,817	2,266,036	124,762	2,289,141

Shares repurchased	(189,171)	(3,177,644)	(159,190)	(2,944,079)

Net decrease	(55,354)	$(911,608)	(34,428)	$(654,938)

	Year ended 4/30/16		Year ended 4/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	506,494	$8,548,291	267,849	$4,925,502

Shares issued in connection with
reinvestment of distributions	106,496	1,702,865	94,399	1,683,133

	612,990	10,251,156	362,248	6,608,635

Shares repurchased	(281,021)	(4,703,557)	(204,845)	(3,775,627)

Net increase	331,969	$5,547,599	157,403	$2,833,008

36 Multi-Cap Value Fund

	Year ended 4/30/16		Year ended 4/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	21,558	$375,240	15,995	$305,287

Shares issued in connection with
reinvestment of distributions	17,586	291,220	19,303	355,183

	39,144	666,460	35,298	660,470

Shares repurchased	(33,815)	(607,310)	(28,059)	(537,170)

Net increase	5,329	$59,150	7,239	$123,300

	Year ended 4/30/16		Year ended 4/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	274,622	$4,965,101	355,764	$6,866,843

Shares issued in connection with
reinvestment of distributions	49,804	842,178	61,655	1,156,030

	324,426	5,807,279	417,419	8,022,873

Shares repurchased	(461,243)	(8,354,079)	(219,346)	(4,252,501)

Net increase (decrease)	(136,817)	$(2,546,800)	198,073	$3,770,372

	Year ended 4/30/16		Year ended 4/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,627,600	$29,346,119	795,576	$15,919,559

Shares issued in connection with
reinvestment of distributions	159,404	2,756,103	115,969	2,220,807

	1,787,004	32,102,222	911,545	18,140,366

Shares repurchased	(881,729)	(15,419,231)	(566,007)	(11,153,740)

Net increase	905,275	$16,682,991	345,538	$6,986,626

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$16,509,353	$182,071,285	$179,048,619	$45,124	$19,532,019

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Multi-Cap Value Fund 37

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $14,637,350 as a capital gain dividend with respect to the taxable year ended April 30, 2016, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $2,704 of distributions paid as qualifying to be taxed as interest-related dividends, and $4,003,682 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

38 Multi-Cap Value Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Multi-Cap Value Fund 39

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

40 Multi-Cap Value Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Multi-Cap Value Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

42 Multi-Cap Value Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Multi-Cap Value Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Multi-Cap Value Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Independent Registered		Mark C. Trenchard
Public Accounting Firm	Steven D. Krichmar	Vice President and
KPMG LLP	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Multi-Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN075
300670 6/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2016	$37,062	$ —	$4,400	$ —
April 30, 2015	$36,248	$ —	$4,285	$ —

For the fiscal years ended April 30, 2016 and April 30, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $4,400 and $4,285 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2016	$ —	$ —	$ —	$ —

April 30, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2016